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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 7, 1999


                           KELLSTROM INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        0-23764                13-3753725
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(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)


    1100 International Parkway, Sunrise, Florida                     33323
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     (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (954) 845-0427
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          (Former Name or Former Address; if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On July 7, 1999, Kellstrom Industries, Inc. (the "Registrant") issued a press release announcing that it had settled a lawsuit brought by the Estate of the late Co-Chairman of the Registrant. A copy of the Press Release issued by the Registrant is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

              The Exhibits to this Form 8-K are listed on the Exhibit Index and are incorporated herein by reference.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 1999                     KELLSTROM INDUSTRIES, INC.

                                       By: /s/ Zivi R. Nedivi
                                          -------------------------------------
                                          Zivi R. Nedivi
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.:
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    99         Press Release issued by the Registrant on July 7, 1999












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